                                                                EXHIBIT 10.3
                           TRADEMARK LICENSE AGREEMENT

     THIS AGREEMENT is entered into on this 1st day of July, 1995 between THE DIAL CORP ("Dial"), a Delaware corporation, with its principal offices at 1850 North Central Avenue, Phoenix, Arizona, and CONAGRA, INC. ("ConAgra"), a Delaware corporation, with its principal offices at One ConAgra Drive, Omaha, Nebraska.


                                   WITNESSETH

     WHEREAS, ConAgra entered into a licensing agreement with Armour-Dial, Inc., Dial's predecessor-in-interest, on or about December 18, 1983 ("1983 LICENSING AGREEMENT"); and

     WHEREAS, in that 1983 LICENSING AGREEMENT, ConAgra granted Dial limited rights to use the trademarks ARMOUR, STAR, ARMOUR STAR, ARMOUR'S, ARMOUR (Logo type design), and BANNER on certain shelf-stable products specified in Exhibit B to the 1983 LICENSING AGREEMENT; and

     WHEREAS, ConAgra filed suit against Dial for breach of contract and trademark infringement, Case No. 8:CV 93-00339 in the United States District Court for the District of Nebraska which suit was dismissed without prejudice in contemplation of execution of this AGREEMENT; and

     WHEREAS the parties desire to enter into this Agreement to set forth their rights and obligations with respect to the TRADEMARKS (as hereinafter defined), cancelling and superseding the 1983 LICENSE AGREEMENT.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements hereinafter contained, it is agreed as follows:


                                   DEFINITIONS

     a. NET SALES: In this Agreement, the term NET SALES shall mean the number obtained by subtracting cash discounts and product returns and allowances (excluding trade allowances) from Dial's gross sales of SHELF-STABLE PRODUCTS (as hereinafter defined).

     b. ROYALTY: In this Agreement, the term ROYALTY shall refer to the amount owed to ConAgra by Dial, as calculated according to Section 2 below.

     c.     SHELF-STABLE PRODUCTS:

            (i) Subject to the provisions hereinbelow, in this Agreement, the term "SHELF-STABLE PRODUCTS" shall mean any and all food products sold under or in connection with the TRADEMARKS which under normal conditions do not need to be refrigerated, cooled, or frozen while being transported, inventoried, warehoused, stored, distributed and/or sold.

            (ii) The term SHELF-STABLE PRODUCTS shall not include any of the food products sold under or in connection with the TRADEMARKS as of the date of this Agreement that need to be refrigerated, cooled, or frozen to be transported, inventoried, warehoused, stored, distributed and/or sold (a list of all such products is set forth in Schedule C.1 hereto and includes a product description for each complete with the respective SKU or UPC for each) regardless of whether future technological developments make it possible to transport, inventory, warehouse, store, distribute and/or sell these products without being refrigerated, cooled, or frozen.

            (iii) The term SHELF-STABLE PRODUCTS shall also exclude products commonly referred to as "Fresh", such as fruit and vegetables.

            (iv) The term SHELF-STABLE PRODUCTS includes all processed meat products which fall within Paragraph c.(i) above excepting, however, the particular dry sausage products sold by ConAgra or its affiliates under or in connection with the TRADEMARKS as of the date of this Agreement (a list of all such products is set forth in Schedule C.2 hereto and includes a product description for each complete with the respective SKU or UPC for each). The parties understand and agree that the dry sausage products set forth in Schedule
C.2 are not licensed to Dial, but that all other processed meat products which fit the definition of SHELF-STABLE PRODUCTS herein (for example meat sticks and jerky snacks) are licensed hereunder to Dial.

     d. TERRITORY: In this Agreement, the term TERRITORY shall refer to the United States of America.

     e. TRADEMARKS: In this Agreement, the term TRADEMARKS shall mean the trademarks and/or trade names ARMOUR, STAR, ARMOUR STAR, ARMOUR'S, ARMOUR (logotype design), and BANNER. The term TRADEMARKS shall also include trademarks incorporating any of the foregoing (e.g., ARMOUR FARMS and CAPTAIN ARMOUR) but only if ConAgra, in the exercise of its discretion, specifically approves of those new trademarks in writing.

     1.     GRANT OF LICENSE

     Upon the terns and conditions hereinafter set forth, ConAgra hereby grants to Dial and Dial hereby accepts from ConAgra the sole and exclusive right to use, in any lawful manner whatsoever, the TRADEMARKS but solely in connection with the SHELF-STABLE PRODUCTS in the TERRITORY.

     The parties agree and understand that, except as provided in this Agreement, ConAgra reserves all rights with respect to the TRADEMARKS not expressly granted herein, including but not limited to the exclusive right to utilize and/or license the TRADEMARKS in connection with the manufacture and/or sale of any product that is not a SHELF-STABLE PRODUCT.

     Nothing herein shall he construed as granting to Dial any right to use the TRADEMARKS for restaurant services. The foregoing shall not be construed to limit in any manner, Dial's channels of distribution of SHELF-STABLE PRODUCTS.

     2.     ROYALTIES

     In consideration of the rights granted herein to Dial, Dial shall pay to ConAgra the following sums as ROYALTY:

            (a) The sum of five hundred thousand dollars ($500,000.00) which shall be payable as follows: (i) one hundred twenty-five thousand dollars ($125,000.00) upon the execution of this Agreement and (ii) fifteen (15) equal quarterly installments of twenty-five thousand dollars ($25,000.00) each, payable as follows: July 1, 1995; October 1, 1995; January 1, 1996; April 1, 1996; July 1, 1996; October 1, 1996; January 1, 1997; April 1, 1997; July 1,
1997; October 1, 1997; and January 1, 1998; April 1, 1998; July 1, 1998; October 1, 1998; January 1, 1999.

            (b) In addition to the amounts to be paid under Paragraph 2(a) above, during the period commencing effective January 1, 1995 through December 31, 1998, Dial shall pay to ConAgra a percentage royalty based upon annual NET SALES of SHELF-STABLE PRODUCTS sold as follows:
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
                  For Annual NET SALES of           The Percentage of
                  SHELF-STABLE PRODUCTS of:         Annual NET SALES is:
                  -------------------------         --------------------

                        0 - $200,000,000                    0%
               $200,000,001-$300,000,000                   .5%
               $300,000,001-$500,000,000                  1  %
                       Over $500,000,001                  1.5%

For example, if, for the period ending December 31, 1996, Dial's annual NET SALES are $275,000,000, Dial's percentage royalty under Section 2(b) would be $375,000. Another example would be if Dial's annual NET SALES are $325,000,000, Dial's percentage royalty under Section 2(b) would be $750,000.

            (c) In addition to the amounts to be paid under Paragraph 2(a) above, for all calendar year periods from and after January 1, 1999, during the term of this Agreement, Dial shall pay to ConAgra the greater of (i) two hundred fifty thousand dollars ($250,000.00) annually; or a percentage royalty based upon annual NET SALES of SHELF-STABLE PRODUCTS as follows:

                  For Annual NET SALES of         The Percentage of
                SHELF-STABLE PRODUCTS of:         Annual NET SALES is:
                -------------------------         --------------------
                          0 - $200,000,000                  0%
                 $200,000,001-$300,000,000                 .7%
                         Over $300,000,001               1.25%

     In no event shall annual royalties under Section 2(c) exceed two million dollars ($2,000,000).

            (d) All sums due pursuant to Paragraphs 2(b) and (c) above shall be paid on or before May 1 of each year for the previous calendar year. Along with said payment, Dial shall provide ConAgra with a final statement, certified as complete and accurate, of annual NET SALES with respect to the prior calendar year.

     3.     ASSIGNMENT

            (a) Except as otherwise provided herein, and so long as ConAgra does nothing to conflict with or restrict the licensed rights granted to Dial herein, ConAgra may sell, assign, license, encumber or otherwise transfer ("Assign" or "Assignment") this Agreement and the TRADEMARKS without restriction, provided that, with respect to an Assignment of this Agreement, the assignee assumes, in writing, the terms and conditions of this Agreement and all duties and obligations of the licensor hereunder.

                  (1) Dial shall have a right of first refusal to purchase the rights to the TRADEMARKS and associated goodwill if, and only if, ConAgra is assigning the rights to only the TRADEMARKS and associated goodwill, and the assignment is not part of a merger, sale, or other transaction in which assets other than the TRADEMARKS and associated goodwill are also being transferred. Prior to assigning the TRADEMARKS and associated goodwill (if ConAgra is only assigning the TRADEMARKS and associated goodwill and no other assets as noted above), ConAgra will first offer to sell the TRADEMARKS and associated goodwill to Dial upon the same terms and conditions as ConAgra had proposed with the third party. Dial will have twenty (20) days from its receipt of the written offer to accept such offer. If Dial does not accept such offer, ConAgra may thereafter assign the TRADEMARKS and associated goodwill to the third party.

                  (2) Dial shall not have a right of first refusal to purchase the rights to the TRADEMARKS and associated goodwill if ConAgra is assigning the rights to the TRADEMARKS and associated goodwill as part of a merger, sale of assets, or any other transaction in which assets other than the TRADEMARKS and associated goodwill are also being transferred.

            (b) Except in connection with the sale or transfer of Dial's entire Armour business, Dial may not assign, by operation of law or otherwise, any of its rights, duties or obligations under this Agreement to any party (such third party is hereinafter referred to as an "Assignee"), without the prior written consent of ConAgra, which consent will not be unreasonably withheld. Any such Assignee must assume all of the terms, covenants and conditions of this Agreement and all of the duties and obligations of the licensee hereunder.

            (c) In determining the reasonableness of withholding consent to an Assignment, the parties agree that it shall not be deemed unreasonable for ConAgra to consider (i) whether the Assignee (or its affiliates) competes with the business of ConAgra, and (ii) the financial solvency of the Assignee. The consent of ConAgra to an Assignment shall not constitute a consent to any subsequent Assignment by Dial or to any subsequent successive Assignment by the Assignee.

            (d) Any Assignment in violation of this Agreement shall be void and a material breach of this Agreement.

     4.     BOOKS AND RECORDS

     Dial covenants to keep and maintain accurate books and records of transactions affecting the SHELF-STABLE PRODUCTS and the ROYALTY relating thereto. Books and records for each year shall be retained for a total of three years following the close of each such year. ConAgra shall have reasonable access to the books and records of accounts of those transactions involving the sales of the SHELF-STABLE PRODUCTS in order to determine and/or clarify the amount of sales and the ROYALTY due ConAgra. If after such analysis it is determined that Dial has understated the ROYALTY due ConAgra, then Dial shall pay the shortage within ten (10) business days following receipt of written notice and supporting substantiation of the understated ROYALTY. ConAgra agrees that it will not seek access to Dial's books and records more than one time each in any twelve (12) month period and then only during regular business hours at the location at which such books and records are regularly or actually maintained.

     5.     RELATIONSHIP BETWEEN PARTIES

     Nothing contained in this Agreement shall be construed to place the parties in the relationship of legal representatives, partners, joint venturers, agents or fiduciaries, and no party shall take any action nor incur any debts, obligations or liabilities in the name of the other.

     6.     INDEMNIFICATION AND LIMITATION OF LIABILITY

            (a) Dial agrees to indemnify and hold ConAgra and ConAgra's officers, directors, employees, shareholders, affiliates and agents harmless from any claim, suit, loss, damage, demand or expense, or cause of action or claim of any third party (collectively, a "Claim"), arising from or relating to
(i) the inaccuracy or breach, as applicable, of any representation, covenant or warranty made by Dial in this Agreement or (ii) Dial's manufacture, production, distribution, sale, marketing and/or advertising of the SHELF-STABLE PRODUCTS or use of the TRADEMARKS.

            (b) ConAgra agrees to indemnify and hold Dial and Dial's officers, directors, employees, shareholders, affiliates and agents harmless from any claim, suit, loss, damage, demand or expense, or cause of action or claim of any third party (collectively, a "Claim"), arising from or relating to (i) the inaccuracy or breach, as applicable, of any representation, covenant or warranty made by ConAgra in this Agreement or (ii) ConAgra's use of the TRADEMARKS in connection with products or services other than the SHELF-STABLE PRODUCTS.

     7.     THE TRADEMARKS:  OWNERSHIP, USE, INFRINGEMENT

            (a) Subject to Section 7(b) below, ConAgra shall retain the full and complete ownership of the TRADEMARKS, including all goodwill associated therewith, subject only to the specific rights granted to Dial pursuant to this Agreement. All goodwill arising from Dial's use of the TRADEMARKS will inure solely to the benefit of ConAgra. Dial shall cooperate if ConAgra registers, files or prosecutes, at ConAgra's expense, any application that ConAgra may desire to file for TRADEMARKS, and, for that purpose, Dial shall supply ConAgra with such samples, containers, labels and similar materials as may be reasonably requested by ConAgra.

            (b) If Dial incorporates new terms or matter (collectively hereinafter "NEW MATTER") with any of the TRADEMARKS to create new trademarks that receive ConAgra's approval for Dial's use under this Agreement, then at the time of ConAgra's approval, Dial and ConAgra shall agree in writing as to the ownership rights of the NEW MATTER. The parties understand that the intent of this paragraph is to recognize Dial's ownership interest in and to NEW MATTER which is developed independently of ConAgra while ensuring that as between Dial and ConAgra, ConAgra retains the full, complete, sole and exclusive ownership interest in and to the TRADEMARKS.

            (c) The SHELF-STABLE PRODUCTS shall be sold on an exclusive basis by Dial within the TERRITORY and may bear the TRADEMARKS as they exist as of the date of this Agreement or as they may from time to time be changed, modified or altered by ConAgra during the term of this Agreement. Nothing set forth herein shall limit or affect the right of ConAgra to modify or change the TRADEMARKS; however, ConAgra agrees that Dial's form and manner of use of the TRADEMARKS as of the date of this Agreement or as may be approved by ConAgra from time to time, may continue.

            (d) Each party shall promptly notify the other party in writing of any known or suspected infringements, imitations, or unauthorized uses of the TRADEMARKS by third parties. ConAgra in the first instance shall have the right and discretion to institute actions against third parties for infringement of the TRADEMARKS. ConAgra shall have the right to control any such action instituted by it, including employment of counsel selected by ConAgra. Dial shall cooperate with ConAgra, at ConAgra's expense, in connection with any such action instituted by ConAgra. ConAgra may not, without Dial's written consent, enter into any settlement agreement, stipulated judgment or the like that would restrict or limit in any manner the rights granted to Dial in this Agreement.

            If any such litigation instituted by ConAgra for infringement of the TRADEMARKS does not relate to allegedly infringing use in respect of SHELF-STABLE PRODUCTS, then ConAgra shall bear all expenses of such litigation and shall be entitled to all monetary recoveries, if any, as a result of such action. If any such litigation instituted by ConAgra for infringement of the TRADEMARKS does relate to an allegedly infringing use in respect of SHELF-STABLE PRODUCTS, then ConAgra shall give Dial the opportunity to pay one-half of all expenses of such litigation, including attorney's fees, and to be entitled thereby to receive one-half of all monetary recoveries, if any, as a result of such action.

            If ConAgra declines to institute an action against a third party for infringement of the TRADEMARKS with respect to the SHELF-STABLE PRODUCTS, then Dial shall have the right and discretion to bring such an action. Dial shall bear all expenses of such litigation and shall be entitled to all monetary recoveries, if any, as a result of such action.

     8.     REPRESENTATIONS AND COVENANTS OF DIAL

            (a) Subject to the provisions of Section 7, Dial recognizes ConAgra's exclusive right, title and interest in the TRADEMARKS and agrees that it will not, at any time, do or cause to be done any act or thing impairing or tending to impair any part of ConAgra's right, title and interest therein, and agrees that it will not directly or indirectly, during the term of this Agreement or thereafter, attack or contest ConAgra's title to, or its rights to use, said TRADEMARKS consistent with the terms of this Agreement, nor will it seek to register the TRADEMARKS in the TERRITORY.

            (b) Dial agrees that it will not use said TRADEMARKS in the TERRITORY except in connection with the SHELF-STABLE PRODUCTS manufactured and marketed pursuant to this Agreement and only in accordance with the terms and provisions hereof. In this connection, Dial shall cause to appear on all containers, packaging, labels, advertising and promotional material used in connection with the SHELF-STABLE PRODUCTS, such legends, markings and notices as may reasonably be required by ConAgra or as may be required by applicable laws. (For example, Dial shall place a proper notice as required by applicable law immediately following the mark indicating that the mark is registered in the U.S. Patent and Trademark Office. Proper notice shall consist of "(R)" or "Registered U.S. Patent and TRADEMARKS Office" or "Reg. U.S. Pat. & TM Off." Whenever using marks that are not registered with the U.S. Patent and Trademark Office, Dial shall use in association therewith a "TM" or other accepted designation or statement of trademark or service mark status.)

     9.     REPRESENTATIONS AND COVENANTS OF CONAGRA

            (a) ConAgra represents that (i) it has the right to enter into this Agreement, (ii) to the best of its knowledge, the TRADEMARKS are owned by ConAgra free from liens and encumbrances, (iii) no other rights, licenses or authorizations to use said TRADEMARKS, within the TERRITORY, in connection with SHELF-STABLE PRODUCTS have been granted by it to any third party, and (iv) there is no claim by any third party to the right to use the TRADEMARKS which conflicts with the rights granted Dial hereunder.

            (b) ConAgra warrants that during the term of this Agreement it will not (i) grant to any third party any license, sublicense, right or privilege with respect to the TRADEMARKS which conflicts with the rights granted in this Agreement, or (ii) use for itself or its own account, the TRADEMARKS in respect of SHELF-STABLE PRODUCTS in the TERRITORY. Nothing herein shall be construed as in any way restricting or limiting ConAgra from producing and/or marketing competitive SHELF-STABLE PRODUCTS under any trademark other than the TRADEMARKS.

     10.    REQUIRED APPROVALS

            (a) Product Approvals. Prior to (i) manufacturing a new SHELF-STABLE PRODUCT for general distribution and sale or (ii) making a material change to the Finished Product Specifications (as said capitalized term is described hereinbelow) of any SHELF-STABLE PRODUCT previously approved by ConAgra, Dial shall obtain the approval of ConAgra, which approval shall not be unreasonably withheld, in accordance with the provisions set forth herein. Contemporaneously herewith, Dial has furnished to ConAgra a copy of all Finished Product Specifications for the SHELF-STABLE PRODUCTS sold as of the date of the execution of this License Agreement (a list of all such products is set forth in Schedule 10(a) hereto and includes a product description for each complete with the respective SKU or UPC for each), all of which are hereby approved. In order to obtain approval for modifications to the foregoing or for new SHELF-STABLE PRODUCTS, Dial shall deliver a written description of the finished product including the Finished Product Specifications in the format substantially identical to the Exhibit D product specifications used in connection with the 1983 LICENSING AGREEMENT and, as appropriate, a written specification of any proposed change in the said specifications for such product to ConAgra, along with a specific request for approval (together, the "Product Request"). If requested by ConAgra, Dial shall also provide a product sample. Product Requests shall be delivered in accordance with the terms of Section 10(e) below, and may be mailed using first class, registered, certified or overnight mail service. If delivered by first class mail, receipt by ConAgra shall be presumed on the fifth business day following posting.

            If within fifteen (15) days from the date ConAgra receives such Product Request it does not approve the Product Request in writing, it shall be presumptively deemed that ConAgra has approved the Product Request. Any objection by ConAgra to a Product Request shall be in writing, sent to Dial within fifteen (15) days from the date ConAgra receives such Product Request and shall include the reason(s) for ConAgra's objection, and shall include, as appropriate, suggestions for modifications or changes which, if adopted, would render the proposed product acceptable to ConAgra. When time is of the essence and Dial so notes on the Product Request, then ConAgra's suggestions for modification or changes may be deemed approval of a modified or changed version or form of product that is consistent with the suggestions made by ConAgra. Otherwise each version or form of product shall be resubmitted as a new Product Request pursuant to the provisions of this Section 10(a), and, in no event shall Dial offer a product for sale or distribution unless it has received the prior written approval of ConAgra or ConAgra has failed to object within the time frame described in this Section 10(a) with respect to that particular version or form of product.

            Notwithstanding the foregoing, ConAgra recognizes that by the very nature of the mass production process there may be a variance in weight, quality and quantity, etc. reasonably occurring in the mass production of the new or modified product, and so long as these variances, or other variances caused by Dial, are minor and do not adversely affect the overall quality of the product, and so long as there are no material changes made to the approved products, they shall not require the further acceptance or approval of ConAgra.

            (b) Packaging and Advertising Approvals. ConAgra shall have the right to approve, which approval shall not be unreasonably withheld, the labels, packaging, advertising and promotional materials of Dial relating to the SHELF-STABLE PRODUCTS and TRADEMARKS licensed hereunder. ConAgra is aware of such labels, packaging, advertising and promotional materials used by Dial at the execution of this License Agreement and such are hereby deemed approved. All future labels, packaging, advertising or promotional materials which constitute a material departure from those used at execution of this License Agreement, shall be submitted to ConAgra for approval prior to use thereof as set forth herein. Prior to the use of (i) any packaging, or labels with respect to a new or modified product ("Packaging"), (ii) any new consumer or trade advertisement with respect to the SHELF-STABLE PRODUCTS (collectively referred to as "Advertisements") or (iii) any material change or modification to previously approved Packaging or Advertisements, Dial shall obtain the approval of ConAgra as set forth herein. In order to obtain such approval, Dial shall submit a sample of such Packaging or Advertisements, along with a specific request for approval (together, the "P&A Request"). P&A Requests shall be delivered in accordance with the terms of Section 10(e) below, and may be mailed using first class, registered, certified or overnight mail service. If delivered by first class mail, receipt by ConAgra shall be presumed on the fifth business day following posting.

            If within fifteen (15) days from the date ConAgra receives such P&A Request ConAgra does not approve the P&A Request in writing, it shall be presumptively deemed that ConAgra has approved the Packaging and Advertisements. Any objection by ConAgra to a P&A Request shall be in writing, sent to Dial within fifteen (15) days from the date ConAgra receives such P&A Request, and the written objection shall contain, among other things, the reason for such objection and shall include, as appropriate, suggestions for modifications or changes which if implemented would then meet with its approval. When time is of the essence for Dial, and Dial so notes on the P&A Request, then ConAgra's suggestions for modifications or changes may be deemed approval of a modified or changed version or form of Packaging or Advertisements that is consistent with the suggestions made by ConAgra. Otherwise, each version or form of Packaging or Advertisements shall be resubmitted as a new P&A Request pursuant to the provisions of this Section 10(b), and Dial shall not use or distribute any Packaging or Advertisements for SHELF-STABLE PRODUCTS unless it has received prior written approval from ConAgra or ConAgra has failed to object within the time frame described in this Section 10(b) with respect to that particular version or form of Packaging or Advertisement.

            Notwithstanding the foregoing, ConAgra recognizes that because of the inherent nature of the SHELF-STABLE PRODUCTS certain minor aspects of the Packaging or Advertisements may from time to time be at variances with the original Packaging or Advertisements as approved; i.e., the photograph of the product contained within the package, and statements of changed ingredients, size and weight approved or deemed approved pursuant to this Agreement, and such minor variations shall not require the prior approval of ConAgra in each instance. Further, once any Packaging or Advertisements has been approved, so long as there are no material changes made to the approved materials, they shall not require the further acceptance or approval of ConAgra.

            (c) The approval process set forth above shall not create any duty or responsibility of ConAgra with respect to a SHELF-STABLE PRODUCT or its manufacture, sale, distribution, promotion or advertising and shall not in any way limit or restrict the rights of ConAgra under this Agreement.

            (d) In addition to reasonable quality standards established by ConAgra, Dial shall, at a minimum, comply with all applicable governmental laws and regulations and obtain all government license or approvals pertaining to the advertising, sale, packaging, distribution or manufacturing of the SHELF-STABLE PRODUCTS.

            (e) Unless Dial is otherwise directed by ConAgra in writing, all notices, samples, and requests for approval provided by Dial to ConAgra pursuant to this Section 10 shall be delivered to the Vice-President of Marketing of Armour Swift-Eckrich Processed Meats Co., 2001 Butterfield Road, Downers Grove, Illinois 60515-1049. Written approval from ConAgra shall be signed by, and Dial may not rely on approval from any official other than, the Vice-President of Marketing or his/her designated successor or his/her superior.

            (f) Failure of ConAgra to object to a breach by Dial of any provision contained in this Section 10 shall not act in any way to estop or prevent subsequent enforcement by ConAgra of such provision, nor shall such failure to object be deemed a waiver of any subsequent breach.

     11.    TERM

     Subject to the termination provisions set out below and unless the parties agree in writing otherwise to a shorter term, the rights and obligations set out in this Agreement shall extend in perpetuity, provided, however, that Dial may terminate this Agreement at any time effective one hundred eighty (180) days after giving ConAgra written notice of such termination.

     12.    DEFAULT

     In the event of any material default by any party in the performance of any of the terms and conditions of this Agreement, ConAgra or Dial, as the case may be, may terminate this Agreement or seek other appropriate relief, including damages, on (i) ten (10) days advance written notice (weekends and holidays excluded) if the default is the failure to make the payments set forth in
Section 2 hereof and (ii) thirty (30) days advance written notice for all other breaches, subject however to the right of the Party against whom the default is claimed to cure any default within such ten (10) day and thirty (30) day periods, respectively, in which event this Agreement shall remain in full force and effect. If any default (other than a monetary default pursuant to clause (i) hereof) requires more than thirty (30) days to cure, such party may take additional time to cure such default and no default shall be claimed or taken hereunder during such period, provided that such party is at all times during such additional period acting with the utmost urgency and is exercising its best efforts to cure any such default. The parties hereby agree that time is of the essence with respect to the foregoing sentence.

     13.    RIGHTS UPON TERMINATION

     Upon the termination of this Agreement, unless otherwise provided herein, any and all rights of Dial to use the TRADEMARKS shall automatically cease. Dial shall promptly cease all use of the TRADEMARKS and manufacturing and marketing of the SHELF-STABLE PRODUCTS, and will not adopt or use any word or mark which is confusingly similar to the TRADEMARKS, except that it shall have six (6) months from the date of termination to use existing inventory of packaging materials for the SHELF-STABLE PRODUCTS (providing such existing inventory of packaging materials complies with the terms of this Agreement) and shall have twelve (12) months from the date of termination to sell out existing finished goods inventory of SHELF-STABLE PRODUCTS (providing such existing finished goods inventory complies with the terms of this Agreement). If, at any time during said twelve (12) month period, Dial is willing to sell all, or substantially all, of the remaining inventory of the SHELF-STABLE PRODUCTS to a single purchaser or group of related purchasers, Dial shall advise ConAgra of the identity of the prospective purchasers and the price and terms of the proposed sale, and ConAgra shall have the right of first refusal to buy the remaining inventory at that price and on those terms. Nothing herein set forth shall be deemed to affect the right of ConAgra to the ROYALTY as provided in Section 2 hereof. Any ROYALTY earned, but unpaid, at the end of fifteen (15) months after termination, shall be paid to ConAgra within thirty (30) days thereafter. Notwithstanding anything to the contrary provided herein, the provisions of
Section 6 (Indemnification) shall survive the termination of this Agreement.

     14.    AMENDMENTS

     This Agreement may not be amended or modified except in a writing signed by the party against whom enforcement of such change is sought.

     15.    NOTICE

     All notices required or permitted to be given by this Agreement shall be in writing and sent by registered or certified mail, return receipt requested, and shall be addressed to the party to whom it is to be served at the address of such Parties stated below. If either party changes his address, a written notice thereof shall be given to the other party in accordance with this Section.

            If to Dial:                   The Dial Corp
                                          1850 North Central Avenue
                                          Phoenix, AZ  85077
                                            Attn:  Vice President - Foods

            copy to:                      The Dial Corp
                                          1850 North Central Avenue
                                          Phoenix, AZ  85077
                                            Attn:  Trademark Counsel

            If to ConAgra                 ConAgra, Inc.
                                          One ConAgra Drive
                                          Omaha, Nebraska  68102
                                            Attention:  Controller

            Copy to:                      John P. Passarelli
                                          McGrath, North, Mullin & Kratz, P.C.
                                          1400 One Central Park Plaza
                                          Omaha, Nebraska  68102


     16.    CHOICE OF LAW

     This Agreement shall be deemed to have been made and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of Nebraska applicable to agreements made and to be performed solely in such State.

     17.    DISPUTE RESOLUTION

     Any and all disputes related to or arising out of the provisions of Paragraph 10 of this Agreement relating to approval of product reformulations, new products and Packaging or Advertising will be resolved by submission to binding arbitration pursuant to the then existing rules and regulations of the American Arbitration Association ("AAA") Commercial Arbitration Rules or, if the parties agree, to such other alternative dispute resolution organization as the parties shall agree. The arbitration shall take place in Phoenix, Arizona, if ConAgra initiates the arbitration process, and it shall take place in Omaha, Nebraska, if Dial initiates the arbitration process. The aggrieved party will initiate arbitration by sending written notice of an intention to arbitrate by registered or certified mail to the other party and to A-AA (or other alternative dispute resolution organization). The notice must contain a description of the dispute, the amount involved, and the remedy sought.

     The arbitration shall be conducted by a three (3) person panel, with ConAgra and Dial each selecting one (1) member of the panel, and the third member selected by such two panel members (such two panel members hereafter referred to as "the Affiliate Panel Members"), unless either Dial or ConAgra desires the parties' joint direct selection of the third panel member.

     If either Dial or ConAgra desires the parties' joint direct selection of the third panel member, the parties' direct selection of the third arbitrator shall be in accord with Rule 13 of the AAA Commercial Arbitration Rules as amended and effective on November 1, 1993 (set forth in its entirety in Schedule
17) hereto, subject only to the following exception: in the event the parties fail to agree on any of the persons named on the lists submitted by the AAA, or if acceptable arbitrators are unable to act, or if for any other reason appointment cannot be made from the submitted lists in timely manner as specified in this Section 17, the last sentence of Rule 13 shall be disregarded by the parties, and the third arbitration panel member shall be selected by the Affiliate Panel Members.

     ConAgra and Dial shall select their respective arbitrators within fifteen
(15) days of receipt by a party of the written notice to arbitrate. The third arbitrator shall be selected if by the Affiliate Panel Members without the parties having invoked the Rule 13 selection process, within ten (10) days following selection of the Affiliate Panel Members; or, if jointly selected directly by the parties pursuant to the Rule 13 selection process, within twenty-five (25) days following receipt by a party of the written notice to arbitrate (or within such additional time thereafter as both parties mutually agree to allow for completion of the Rule 13 selection process). At the expiration of the given twenty-five (25) day period, if the Rule 13 selection process is not complete and the parties do not mutually agree to the additional time needed to complete the Rule 13 selection process, then the Affiliate Panel Members shall select the third arbitrator within ten (10) days thereafter. The arbitration shall commence within sixty (60) days of the selection of the arbitration panel and the decision of the arbitration panel shall be delivered, in writing, within thirty (30) days from the commencement of the arbitration proceedings.

     The arbitration panel shall have the right to assess penalties against a party that delays the arbitration, grant equitable relief and assess damages against any party. The award of the arbitration panel may be entered in any court of applicable jurisdiction and shall be a final and binding judgment.

     The arbitration panel shall have the right to require the party that does not prevail to pay all of the reasonable costs of the arbitration and all reasonable attorney fees and costs of the other party.

     18.    CONFIDENTIALITY

     In connection with the parties performances hereunder, each party to this Agreement may be required to disclose to the other party documentation or other business information (hereinafter "Information") which the disclosing party considers confidential. Such Information may include, but not be limited to information related to product development and formulation, product introductions, production information, financial information, accounting information, marketing information, reports, forecasts, predictions or projections relating to the foregoing or other business information. This includes the information required to be disclosed by Dial to ConAgra pursuant to
Section 10 hereof. It is specifically understood and agreed that all Information shall be considered confidential whether it has been developed internally and maintained as confidential information by the disclosing party, or whether it has been received by the disclosing party subject to a continuing obligation to maintain the confidentiality of the Information, or for other reasons. With respect to Information provided under this Agreement, the party to whom the Information is disclosed, its employees, and employees of its affiliated companies, shall:

            (a) hold the Information in confidence and protect it in accordance with the security regulations by which it protects its own proprietary or confidential information which it does not wish to disclose;

            (b) restrict disclosure of the Information solely to those persons who have a need to know such Information solely for the purposes intended under this Agreement and who have been informed of their obligations not to disclose it to any other party;

            (c) use the Information only in connection with the performance of its obligations and responsibilities and enforcement of its rights herein, except as otherwise may be agreed upon in writing.

     The party to whom Information is disclosed shall have no obligation to preserve the confidential nature of any Information which:

     (aa) was previously known to it free of any obligation to keep it confidential; or

     (bb) is disclosed to third parties by the disclosing party without restriction, or

     (cc) is or becomes publicly available by other than unauthorized disclosure; or

     (dd) is independently developed by it as can be substantiated in writing; or

     (ee) is legally required to be disclosed; provided however, that prior to making any disclosure required by law, the party under compulsion to make the disclosure must first provide the other party with the earliest possible notice of such required disclosure to allow such party the opportunity to secure appropriate protective measures.

     19.    GENERAL CONDITIONS

            (a) This Agreement constitutes the entire agreement between the parties with respect to the TRADEMARKS and cancels and supersedes the 1983 LICENSE AGREEMENT. Each party has been represented by counsel of its own choosing in connection with the negotiation of this Agreement. No representation, warranty or promise pertaining to this Agreement or transaction has been made by or shall be binding upon either of the parties, except as expressly stated in this Agreement.

            (b) This Agreement shall inure to the benefit of and shall bind the respective parties, their permitted successors and assigns, and their parents, subsidiaries and affiliates.

            (c) If any portion of this Agreement shall be held to be unenforceable or illegal, such portion of this Agreement shall be deemed cancelled, but such cancellation shall not affect any of the other terms, conditions or provisions of this Agreement.

            (d) The failure of either party to require the performance of any term of this Agreement or the waiver by either party of any breach under this Agreement shall not prevent subsequent enforcement of such term, nor be deemed a waiver of any subsequent breach.

            (e) The section headings within this Agreement are for convenience only and shall not be deemed to affect in any way the language of the provisions to which they refer.

            (f) The language in this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

     IN WITNESS WHEREOF, the parties have executed, in duplicate, this Agreement in one or more counterparts which, taken together, shall constitute one Agreement, and shall be effective as of January 1, 1995.



                                          THE DIAL CORP


                                          By: _______________________
__________________________
         Attest
                                          Title: _______________________



                                          CONAGRA, INC.


                                          By: _______________________
__________________________
         Attest
                                          Title: _______________________

                                                                    SCHEDULE C.1


Schedule of Armour products sold as of the date of this Agreement that need to be refrigerated, cooled or frozen.

                                                          SCHEDULE C.1 (CONT.)
--------------------------------------------------------------------------
Armour Skls Deli Breast                      5010030101
--------------------------------------------------------------------------
Armour Skls Smoked Deli Breast               5010030200
--------------------------------------------------------------------------
Arm 1877 Deli Honey Ham                      5010033340
--------------------------------------------------------------------------
Armour 1877 Deli Virginia Ham                5010033350
--------------------------------------------------------------------------
Armour Deli Beef Bologna                     5010032668
--------------------------------------------------------------------------
Deli Pepperoni Bulk 10#                      5010030310
--------------------------------------------------------------------------
Armour Novara Hard Salami 2 pc.              5010041398
--------------------------------------------------------------------------
Pizza Sliced Pepperoni 3 oz.                 5010000685
--------------------------------------------------------------------------
Pillow Pack Pepperoni                        5010030575
--------------------------------------------------------------------------
Star 2/4 Wa Boneless Ham 8 pc.               5010034515
--------------------------------------------------------------------------
Star 5/8 Wa Bnls Ham 4 pc.                   5010034516
--------------------------------------------------------------------------
KK HF Ham 28% Wa 95%Ln2-4# 8p                5010035415
--------------------------------------------------------------------------
Low Salt Bnls Ham 1.5-2                      5010035215
--------------------------------------------------------------------------
Armour Low Salt Smoked Ham                   5010035216
--------------------------------------------------------------------------
18-1 Wa Chopped Ham                          4149974194
--------------------------------------------------------------------------
2pc Armour Deli Ham W/A                      5010024007
--------------------------------------------------------------------------
4x4 Deli Cooked Ham W/A                      5010031028
--------------------------------------------------------------------------
4x6 Deli Cooked Ham W/A                      5010031026
-------------------------------------------------------------------------
Armour Cooked Ham 4x6 2 pc.                  5010031029
--------------------------------------------------------------------------
4x6 Deli Ham Jreck Sub                       5010032435
--------------------------------------------------------------------------
4x6 Deli Cooked Ham 35% H&W                  5010034597
--------------------------------------------------------------------------
4x6 Deli Cooked Ham 35% H&W                  5010039363
--------------------------------------------------------------------------
Deli Chopped Ham W/A 2 pc.                   5010035080
--------------------------------------------------------------------------
Armour Chopped Ham W/A 35%                   5010045213
--------------------------------------------------------------------------
Deli Express Chopped Ham                     5010063521
--------------------------------------------------------------------------
Armour 4x4 Spiced Lunchmeat                  5010035038
--------------------------------------------------------------------------
Armour Star Large Bologna w/chkn             5010032653
--------------------------------------------------------------------------
Armour Star Meat Bologna w/chkn              5010036235
--------------------------------------------------------------------------
Armour Jumbo Cooked Salami                   5010030088
--------------------------------------------------------------------------
Armour Star Cooked Salami                    5010030323
--------------------------------------------------------------------------
Armour Deli Meat Bologna                     5010032669
--------------------------------------------------------------------------
Armour Deli Cooked Salami                    5010032670
--------------------------------------------------------------------------
1877 Meat Summer Sausage 3#                  5010000672
--------------------------------------------------------------------------
Muenchner Meat Sum Sge 2#                    5010037173
--------------------------------------------------------------------------
1877 Meat Summer Sge 2.25#                   5010037483
--------------------------------------------------------------------------
Armour Hick Smkd Sum Sausage                 5010038451
--------------------------------------------------------------------------
Armour Hick Smkd Sum Sausage                 5010038495
--------------------------------------------------------------------------
1877 Meat Summer Sge 2.15#                   5010039192
--------------------------------------------------------------------------
1877 Meat Summer Sge 2.15#                   5010039193
--------------------------------------------------------------------------
1877 Meat Summer Sge 1.5#                    5010039194
--------------------------------------------------------------------------
Armour Deli Hky Smkd Sum Saus                5010039200
--------------------------------------------------------------------------
Meat Summer Sausage                          5010037483
--------------------------------------------------------------------------

                                                        ARMOUR HOMESTYLE FOODS
--------------------------------------------------------------------------
   UNIVERSAL                                                         PRC
  PRODUCT CODE                 PRODUCT                    SIZE       BAS
  ------------                 -------                    ----       ---
                 HOMESTYLE BULK PACK
50100-45788      CHICKEN FRIED PATTIE 4.00 OZ        1/15 LB        LB
50100-33543      BEEF PATTIES 4.00 OZ                60/4 OZ        LB
50100-33535      BEEF PATTIES 3.00 OZ                80/3 OZ        LB
50100-40441      BEEF NUGGETS .5 OZ                  1/10 LB        LB
50100-33880      BEEF FINGERS 1.00 OZ                160/1 OZ       LB
50100-34921      PORK PATTIES 4.00 OZ                60/4 OZ        LB
50100-34938      PORK PATTIES 3.00 OZ                80/3 OZ        LB
50100-31880      VEAL PATTIES 4.00 OZ                60/4 OZ        LB
50100-31878      VEAL PATTIES 3.00 OZ                80/3 OZ        LB
50100-31877      VEAL PATTIES 2.67 OZ                90/2.67 OZ     LB
50100-33353      CHUCKWAGON PATTIES 4.00 OZ          60/4 OZ        LB
50100-33579      PREMIUM CHICKEN PATTIES             60/4 OZ        LB
50100-33576      CHICKEN PATTIES 4.00 OZ             60/4 OZ        LB
50100-33280      ARM CORN DOG 60/2.67 OZ             60/2.67 OZ     LB
50100-40483      MINI TURKEY CORNDOGS W/INSR         1/10 LBS       LB
50100-40461      PREMIUM CKN STRIPS 1.00 OZ          1/10 LB        LB
50100-40400      4/2.5 LB PREM CKN NUGGETS           4/2.50 BAG     LB
50100-34930      4/2.5 LB CHICKEN NUGGETS            4/2.50 BAG     LB
50100-35659      SALISBURY STEAK 75/3.2 OZ           75/3.20 LB     LB
50100-33733      MEATBALLS 1.0 OZ                    160/1 OZ       LB
50100-41115      BEEF PIZZA PATTIE 2.67 OZ           60/2.67 LB     LB
50100-30640      BEEF & BACON PATTIE 2.67 OZ         90/2.67 OZ     LB

                                                        ARMOUR HOMESTYLE FOODS
------------------------------------------------------------------------------
   UNIVERSAL
  PRODUCT CODE                  PRODUCT                  SIZE    PRC BAS
  ------------                  -------                  ----    -------
                 HOMESTYLE FAMILY PACK TRAYS
50100-34693      6/3# CHICKEN FRIED PATTY              6/3 LB    LB
50100-34887      6/3# CHICKEN FRIED FINGERS            6/3 LB    LB
50100-34497      RETAIL FAM PACK BRD PORK PT           6/3 LB    LB
50100-34469      3# BRD VEAL PATTIES                   6/3 LB    LB
50100-34580      6/3# PREM CHICK PATTIES               6/3 LB    LB
50100-34465      RETAIL FAM PACK CHICKEN NUG           6/2.50 LB LB
50100-21789      HOMESTYLE HASHBROWNS                  12/45 OZ  LB

                 RETAIL PREWRAPPED TRAYS:
50100-31692      12/1 LB CFB PAT                       12/1 LB   LB
50100-33886      CF BF FINGER PATTIE 160 1Z            12/1 LB   LB
50100-31497      CKD BRD PORK PATTY 4/4OZ              12/1 LB   LB
50100-69496      CKD BRD VEAL PATTY 3OZ TP             12/12 OZ  LB
50100-31493      CKD BF CHKWGN PATTIE 48/4OZ           12/1 LB   LB
50100-31694      CORN DOGS - TRAY PACKED 1 L           12/1 CSE  LB
50100-33580      *BRD CHIK PTY 12/10                   12/1 LB   LB
50100-69465      12/12Z *CKD CHICKEN NUGGET            12/12 OZ  LB

                 RETAIL BAGGED PRODUCTS:
50100-33724      12 20 OZ MEATBALLS                    12/20 OZ  LB
50100-33726      *MT BALLS .52 RETAIL                  2/5 LB    LB
50100-41340      *CKD MEATBALLS 6/5#                   6/5 LB    LB

                                                          SCHEDULE C.1 (CONT.)
--------------------------------------------------------------------------
   UNIVERSAL
  PRODUCT CODE                PRODUCT                  SIZE     PRC BAS
  ------------                -------                  ----     -------

                 BACON AND SALT MEATS
                 --------------------
50100-30146      40% LOW SALT BACON                 16/12 OZ   LB
50100-30151      LOWER SALT L-BOARD BACON           16/12 OZ   LB
50100-32109      24-1LB ARM LOW SALT BACON          24/1 LB    LB
50100-30017      STAR SLCD BACON, 24/10             24/1 LB    LB
50100-30280      12/1 ARM MAPLE BAC-TUK             12/1 LBS   LB
50100-30290      16/12 ARM MAPLE BAC-TUK            16/12 OZ   LB
50100-30001      *L BOARD SL BCN24/16               24/1 LB    LB
50100-30025      STAR 12/2 VP THICK SL BACO         12/2 LB    LB
50100-37211      STAR 32/12Z SLICED BCN             32/12 OZ   LB
50100-30004      *SLI BCN L-BOARD 32/12 Z           32/12 OZ   LB
50100-37210      16/12 CNTR CUT PAN SIZE BCN        16/12 OZ   LB
50100-24033      32/12 ARM MELD SWT BAC-TUK         32/12 OZ   LB
50100-24032      24/1 ARM MELD SWT BAC-TUK          24/1 LBS   LB
50100-24035      32/12 ARM MELD L.S. BAC-TUK        32/12 OZ   LB
50100-24034      24/1 ARM MELD L.S. BAC-TUK         24/1 LBS   LB

                 NEW!  NEW!  NEW!  NEW!
                 ----------------------
50100-36675      1# COLUMBIAN BACON                 24/1 LB    LB
50100-37798      32/12Z VP COLUMBIA SLICD BC        32/12 OZ   LB

                 SMOKED MEATS
                 GOLDEN STAR BONELESS HAMS:
                 --------------------------
50100-33663      ARM G.S. NJ HAM 9-11               2 PC BOX   LB
50100-33683      ARM G.S. D-SHPD NJ HAM 8-10        2 PC BOX   LB
50100-00760      1# GS HAM SLICES 12/1              12/1 LB    LB
50100-00761      GS HAM SLICES 2#                   6/2 LB     LB
50100-00764      GS HAM STEAK 24/6Z                 24/6 OZ    LB

                 LOWER SALT BONELESS HAMS:
                 -------------------------
50100-35215      LOW SALT BNLS HAM 1.5-2      8P    8/1.75 PC  LB

                 '1877' BONELESS HAMS:
                 ---------------------
50100-38692      1877 MINI-HALF HAM (2-2.5)         12/2.25 LB LB
50100-38689      1877 MINI-WHOLE HAM (4-5#)         6/4.50 LB  LB
50100-38691      1877 SLICE HALF HAM 2-4 8 P        8/3.50 LB  LB
50100-38616      1877 HONEY CURED HALF HAM, 8 PC    8/3.50 PC  LB
50100-38615      1877 HONEY CURED WHL HAM 5-7       4/7 LB     LB
50100-38684      1877 1/ 2 BONELESS HAM 4# AVG.     8/3.50 PC  LB
50100-38683      1877 WHOLE HAM, 6-8#, 4 PCS        4/7 PC     LB
50100-38688      ARM 1877 H/A HAM FLAT 8-10         2/9.05 LBS LB

                                                          SCHEDULE C.1 (CONT.)
--------------------------------------------------------------------------
   UNIVERSAL
  PRODUCT CODE                PRODUCT                  SIZE      PRC BAS
  ------------                -------                  ----      -------
                 1877 SMOKED TURKEY BREAST:
                   NOTE:  THE FOLLOWING TWO
                   REQUIRE A MINIMUM LEADTI
                   TWO WEEKS ON ALL ORDERS
                   -----------------------
50100-14690      1877 MINI WHOLE TKY 4-4.5 LB       4/4.50 PC   LB

                 ARMOUR HAMS:
                 -----------------------------------
50100-56106      HELOS 35% WHL HAM                  6/5 LBS     LB
50100-56107      HELOS 35% HLF HAM                  12/2.50 LBS LB
50100-56108      KN KIST 35% HLF HAM                12/2.50 LBS LB
50100-56109      KN KIST 35% WHL HAM                6/6 LBS     LB

                 HOT DOGS
                 RETAIL PACKAGED VP:
                 -------------------
50100-00605      PREMIUM JUMBO MEAT H.D. 24/        24/1 LB     LB
50100-00602      PREM MEAT HOT DOG 24/1             24/1 LB     LB
50100-00633      PREM BUNSIZE MEAT H.D. 12/1        12/1 LBS    LB
50100-00601      PREM MEAT HOT DOG 32/12            32/12 OZ    LB
50100-00606      PREM JUMBO BEEF HOT DOG 24/        24/1 LBS    LB
50100-00604      PREM BEEF HOT DOG 24/1             24/1 LB     LB
50100-00634      PREM BUNSIZE BF H.D. 12/1          12/1 LBS    LB
50100-00603      PREM BEEF HOT DOG 32/12            32/12 OZ    LB
50100-32183      PREM TKY FRANKS 32/12              32/12 OZ    LB
50100-78212      ARMOUR LESS SALT BEEF FRANK        12/16 OZ    LB
50100-78213      ARMOUR LESS SALT MEAT FRANK        12/16 OZ    LB
50100-00626      PREM MEAT H.D. COLORED 32/1        32/12 OZ    LB
50100-30997      PREM MEAT HOT DOG 16/12            16/12 OZ    LB
50100-30998      PREM BEEF HOT DOG 16/12            16/12 OZ    LB
50100-35627      PREM JUMBO MEAT HOT DOG 12/        12/1 LB     LB
50100-35628      PREM JUMBO BEEF HOT DOG 12/        12/1 LB     LB

                                                          SCHEDULE C.1 (CONT.)
--------------------------------------------------------------------------
   UNIVERSAL
  PRODUCT CODE                 PRODUCT                  SIZE     PRC BAS
  ------------                 -------                  ----     -------
                 BULK PACKED (FROZEN):
                 ---------------------
50100-34954      ARMOUR MEAT FRANK 6   10/1  -CN     1/10 LB    LB
50100-31232      ARMOUR MEAT FRANK 6   8-1-CN        1/10 LB    LB
50100-31218      ARMOUR MEAT FRANK 6   5/1           1/10 LB    LB
50100-31214      ARMOUR MEAT FRANK 6   6/1           1/10 LB    LB
50100-31217      ARMOUR MEAT FRANK 6   4/1           1/10 LB    LB
50100-31220      ARMOUR MEAT FRANK 10   5/1          1/10 LB    LB
50100-36079      ARMOUR BEEF FRANK 6   10/1          1/10 LB    LB
50100-31234      ARMOUR BEEF FRANK 6   8-1-CN        1/10 LB    LB
50100-36075      ARMOUR BEEF FRANK 6   5/1           1/10 LB    LB
50100-36073      ARMOUR BEEF FRANK 6   4/1           1/10 LB    LB
50100-31226      HOTDOG ROTO GRILL 6   5/1           1/10 LB    LB

                 SMOKED SAUSAGE PRODUCTS
                 -----------------------
50100-00888      ARMOUR 1877 SMOKEE LINKS 10         16/10 OZ   LB
50100-30556      * POLISH GRILL 6   6/1              1/10 LB    LB
50100-32037      * POLISH 6   4/1                    1/10 LB    LB
50100-00778      ARM SMOKED SSGE 12/1 #              12/16 OZ   LB
50100-00777      ARM POLSKA KLBSA EH 12/1 #          12/16 OZ   LB
50100-00773      ARM SMOKED SSGE  8/3 #              8/3 LB     LB
50100-00774      ARM POLSKA KIELBASA 8/3 #           8/3 LB     LB
50100-52007      POLSKA KIELBASA LINK 12/1 #         12/1 LBS   LB
50100-52006      SMK SAUSAGE LINK 12/1 #             12/1 LBS   LB
50100-52003      HOT & SPICY SMK SGE 12/1            12/1 LBS   LB
50100-52002      ITALIAN LINK SGE 12/1 #             12/1 LBS   LB
50100-52005      POLSKA KIELBASA LINK 6/3 #          6/3 LBS    LB
50100-52004      SMK SAUSAGE LINK 6/3 #              6/3 LBS    LB
50100-52009      HOT & SPICY SMK SGE 6/3 #           6/3 LBS    LB
50100-32023      * KULBASSY 6   4/1                  1/10 LB    LB
50100-36650      ROTO GRILL SMO SAUS 6   5/1         1/10 LB    LB
50100-22451      16/12 ARM SMK SGE                   16/12 OZ   LB
50100-22452      16/12 ARM POLSKA KEILBASA           16/12 OZ   LB
50100-32546      16/12 ARM HOT SGE LINK              16/12 OZ   LB

--------------------------------------------------------------------------------

 UNIVERSAL
PRODUCT CODE                 PRODUCT                    SIZE           PRC BAS
------------          --------------------------       -----------     -------
                      4 X 6 LUNCHMEAT
                      --------------------------
50100-00337           COOKED HAM                       12/10 OZ           CS
50100-00338           ARM LOW SALT HAM 4X6             12/10 OZ           CS
50100-00339           ARM HONEY HAM 4X6                12/10 OZ           CS
50100-78006           12/1 ARM CKD HAM 4X6             12/1 LBS           CS
50100-78002           12/1 ARM CR TURKEY 4X6           12/1 LBS           CS
50100-78004           12/1 ARM SMK TURKEY 4X6          12/1 LBS           CS
50100-00436           12/1 ARM CHOP HAM 4X6            12/1 LB            CS

                      ARMOUR LUNCHMAKERS
                      --------------------------
50100-24026           12/3.7 ARM TKY LNCHMKR           12/3.70 OZ         CS
50100-24027           12/3.7 ARM BOLO LNCHMKR          12/3.70 OZ         CS
50100-24028           12/3.7 ARM HAM LNCHMKR           12/3.70 OZ         CS
50100-24029           12/3.7 ARM CKN LNCHMKRS          12/3.70 OZ         CS

--------------------------------------------------------------------------------

 UNIVERSAL
PRODUCT CODE                PRODUCT                        SIZE           PRC BAS
------------         ----------------------------        ------------     -------
                     FLEX PACK:
                     ----------------------------
50100-00461          16 OZ STAR BOLOGNA                  12/1 LBS           CS
50100-00460          12 OZ STAR BOLOGNA                  12/12 OZ           CS
50100-00470          12 OZ STAR THICK BOLOGNA            12/12 OZ           CS
50100-00455          #12/12 OZ SLI GARL BOLO FLE         12/12 OZ           CS
50100-00465          12 OZ STAR BEEF BOLOGNA             12/12 OZ           CS
50100-00445          12 OZ STAR SALAMI                   12/12 OZ           CS
50100-00432          12 OZ STAR SLCD SPI LCH LOA         12/12 OZ           CS
50100-00535          12 OZ STAR SLCD CKD HAM             12/12 OZ           CS

--------------------------------------------------------------------------------

 UNIVERSAL
PRODUCT CODE                 PRODUCT                         SIZE          PRC BAS
------------        ----------------------------          -----------      -------
                    GOLDEN STAR CANNED HAMS:
                    ----------------------------
50100-35710         GOLDEN STAR CANNED HAM 1.5#           12/1.50 LBS         LB
50100-00720         GOLDEN STAR CANNED HAM 3#             12/3 LBS            LB
50100-35720         GOLDEN STAR CANNED HAM 6/3#           6/3 LB              LB
50100-00730         GOLDEN STAR CANNED HAM 5#             6/5 LBS             LB

                    STAR P.S. CANNED HAMS:
                    ----------------------------
50100-34715         STAR CANNED HAM, 12/1.5#              12/1.50 LB          LB
50100-00725         STAR CANNED HAMS, 12/3#               12/3 LB             LB
50100-34725         STAR ZIP TOP CANNED HAM 6/3           6/3 LB              LB
50100-00745         STAR CANNED HAM 6/5#                  6/5 LB              LB
50100-34417         STAR CANNED HAM 6/8#                  6/8 LB              LB

                    CHOPPED HAM:
                    ----------------------------
50100-34042         * CHOPPED CANNED HAM 18/2#            18/2 LB             LB
$50100-35083        STAR CHOPPED CANNED HAM 6/8           6/8 LB              LB

                    SPICED LUNCHEON MEAT:
                    ----------------------------
50100-34149         * SPICED LNCH MT 18/2                 18/2 LB             LB

$50100-34243        STAR SKELETAL CND LUNCHMT 9/          9/6 LB              LB

--------------------------------------------------------------------------------

 UNIVERSAL
PRODUCT CODE                          PRODUCT                     SIZE          PRC BAS
------------               ----------------------------         ----------      -------
                           COOK-IN-BAG PRODUCTS
                           HAM ITEMS N/DIMEN:  4X6X12.
                           ---------------------------
50100-31533                4X6 DELI CKD HAM N/A                 1/13 LB            LB
50100-31026                4X6 DELI CKD HAM N/A                 4/13 LB            LB
50100-47535                9/5#  ARM DELI HAM N/A               9/5 LBS            LB
50100-39363                4X6 DELI CKD HAM, 35% H&H            1/13 LB            LB
50100-34597                4X6 DELI CKD HAM 35% H&H             4/13 LB            LB
50100-35080                DELI CHPD HAM WA 2 PC                2/12.50 LB         LB

                           ITEMS BELOW N/DIMEN:  4.5X4.
                           ---------------------------
50100-31028                4X4 DELI CKD HAM W/A                 2/10 LB            LB
50100-35035                ARM 4X4 CHPD HAM W/A                 1/10 LB            LB
50100-35036                ARM 4X4 CHPD HAM W/A                 5/10 LB            LB
50100-45213                ARM CHP HAM W/A 35%                  8/5 LBS            LB
50100-35038                ARM 4X4 SPICED LCHN MT               1/10 LB            LB

                           OTHER DELI SAUSAGE ITEMS
                           DELI LOAVES:
                           ---------------------------
50100-34189                1 PC ARMOUR DELI OLD FASH RN         1 PC BOX           LB

                           OTHER SAUSAGE:
                           ---------------------------
50100-32669                ARMR DELI MEAT BOLO                  2/9 LB             LB
50100-32668                ARMR DELI BEEF BOLO                  2/9 LB             LB
50100-32670                ARMOUR DELI CKD SALAMI               2/9 LB             LB
50100-34014                2 1/2 PC ARMR DELI N/C BRAU          2/1.50 PC          LB
50100-30088                ARM # JUMBO CKD SALAMI               2/14 LB            LB

                           OTHER FROZEN ITEMS:
                           LIVER ITEMS:
                           ---------------------------
50100-32190                BIVAC BEEF LIVER 30#                 1/30 LB            LB

--------------------------------------------------------------------------------

 UNIVERSAL
PRODUCT CODE                       PRODUCT                           SIZE          PRC BAS
------------               ---------------------------             ----------      -------
                           100% GROUND BEEF - RETAIL P
                           ---------------------------
50100-17781                *GR BF PTY 4/1 12/1.5                   12/1.50 LB         LB
50100-17740                *GR BEEF PTY 4/1 6-3#                   6/3 LB             LB

                           CANADIAN BACON & SMO MT SPE
                           ---------------------------
50100-35458                I PC STAR STICK CAN BON7-6#             1/7.50 LB          LB
50100-35461                *FC CANADIAN BCN 2PC                    2/7.50 LB          LB
50100-35470                *FC CANADIAN BCN 4PC                    4/7.50 LB          LB
50100-35421                *RND CANAD BCN CHUNK                    1/5 LB             LB
50100-35420                CANADIAN BCN CC CHNK                    1/15 LB            LB
50100-35368                *SHNGLD CANAD BCN 5Z                    16/5 OZ            LB

                           PLS ORDER IN INCREMENTS OF
                           --------------------------
50100-35322                1877CAN BCN10-12ZCTR                    1/5 LBS            LB
50100-35326                1877 CND BCN CTR CHK                    1/10 LB            LB
50100-35387                1877 CNDAN BCN CENTER                   1/15 LB            LB
50100-35380                SLI CANAD BCN 16/5Z                     16/5 OZ            LB
50100-35881                CAMPFIRE SLICED CANADIAN BC             15/1 LB            LB
50100-36175                CMPFRE CAND BCN 32/5                    32/5 OZ.           LB
50100-39349                VB SMK BUTTS 3C#                        1/30 LB            LB
50100-35354                STAR DELITES 11/2-3#                    10/3 LB            LB

--------------------------------------------------------------------------------

 UNIVERSAL
PRODUCT CODE                      PRODUCT                             SIZE         PRC BAS
------------               -----------------------                 ---------       -------
                           CURED SALTED MEATS:
                           -------------------
50100-30604                COV BELLY CHNK 1/ 2-1                   21/.75 LB          LB
50100-30687                DS FATBACK 3/ 4-1.5                     1/1.10 LB          LB
50100-30608                DS FATBACK CHNK 1/ 2-1                  1/.75 LB           LB
50100-30679                COV BELCHNK .75-1.5                     1/1.10 LB          LB

                                                              TRAY PACK PRODUCTS
--------------------------------------------------------------------------------

 UNIVERSAL

PRODUCT CODE                          PRODUCT                        SIZE           PRC BAS
------------               ----------------------------            ---------        -------
                           1 LB. TRAYS
                           TIER I
                           ----------------------------
50100-45625                CKN FRD PATTIES 1#                      12/1 LB            LB

                           TIER II
                           ----------------------------
50100-31692                12/1 LB CFB PAT                         12/1 LB            LB
50100-31497                CKD BRD PORK PATTY 4/4OZ.               12/1 LB            LB
50100-31493                CKD BF CHKWGN PATTIE 48/4OZ             12/1 LB            LB
50100-33886                CF BF FINGER PATTIE 160 OZ              12/1 LB            LB

                           TIER III
                           ----------------------------
50100-33580                *BRD CHIX PTY 12/1#                     12/1 LB            LB
50100-24009                12/1# PREH CKN NUGGETS                  12/1 LBS           LB
50100-24011                12/1# BRD VEAL PAT                      12/1 LBS           LB
50100-69465                12/12Z *CKD CHICKEN NUGGET              12/12 OZ           LB
50100-69496                CKD BRD VEAL PATTY 3OZ TP               12/12 OZ           LB

                           2 LB. TRAYS
                           TIER I
                           ----------------------------
50100-24015                CKN FRD PATTY-2#                        10/2 LB            LB
50100-24022                BREADED CKN NUG-2#                      10/2 LB            LB
50100-24023                BREADED CKN PAT-2#                      10/2 LB            LB

                           TIER II
                           ----------------------------
50100-24020                BREADED BF PTTY-2#                      10/2 LB            LB
50100-24021                CHUCKWAGON PTTY-2#                      10/2 LB            LB
50100-24024                BREADED PK PAT-2#                       10/2 LB            LB
50100-24019                CHKN FR FNGR SHPD PATS                  10/2 LB            LB

                                                              TRAY PACK PRODUCTS
--------------------------------------------------------------------------------

 UNIVERSAL
PRODUCT CODE                        PRODUCT                           SIZE           PRC BAS
------------               ---------------------------              ---------        -------
                           2 LB. TRAYS
                           TIER III
                           ---------------------------
50100-24010                10/2# PREM CKN NUGGETS                   10/2 LBS           LB
50100-24018                10/2# PREM CHICK PATTIES                 10/2 LB            LB
50100-24017                PREM VEAL PTTY-2#                        10/2 LB            LB

                           3 LB. TRAYS-NON PRINTED FIL
                           TIER II
                           ---------------------------
50100-34497                RETAIL FAM PACK BRD PORK PT              6/3 LB             LB
50100-34693                6/3# CHICKEN FRIED PATTY                 6/3 LB             LB
50100-34887                6/3# CHICKEN FRIED FINGERS               6/3 LB             LB

                           TIER III
                           ---------------------------
50100-34580                6/3# PREM CHICK PATTIES                  6/3 LB             LB
50100-34465                RETAIL FAM PACK CHICKEN NUG              6/2.50 LB          LB
50100-34469                3# BRD VEAL PATTIES                      6/3 LB             LB

                           20 OUNCE BAGS
                           ---------------------------
50100-33724                12 20 OZ MEATBALLS                       12/20 OZ           LB
50100-56203                12/2OZ ITALIAN MEATBALL                  12/20 OZ           LB
50100-78012                ARM CKN NUGTS 12/20OZ                    12/20 OZ           LB
50100-78013                ARM CKN FINGERS 12/20OZ                  12/20 OZ           LB

                                                                   BULK PRODUCTS
--------------------------------------------------------------------------------

 UNIVERSAL
PRODUCT CODE                         PRODUCT                          SIZE           PRC BAS
------------               -----------------------------            ----------       -------
                           TIER I - BULK PRODUCTS
                           -----------------------------
50100-45788                CHICKEN FRIED PATTIE 4.00 OZ             1/15 LB            LB
50100-33576                CHICKEN PATTIES 4.00 OZ                  60/4 OZ            LB
50100-34930                4/2.5 LB CHICKEN NUGGETS                 4/2.50 BAG         LB

                           TIER II - BULK PRODUCTS
                           -----------------------------
50100-33535                BEEF PATTIES 3.00 OZ                     80/3 OZ            LB
50100-33543                BEEF PATTIES 4.00 OZ                     60/4 OZ            LB
50100-34938                PORK PATTIES 3.00 OZ                     60/3 OZ            LB
50100-34921                PORK PATTIES 4.00 OZ                     60/4 OZ            LB
50100-33353                CHUCKWAGON PATTIES 4.00 OZ               60/4 OZ            LB
50100-33880                BEEF FINGERS 1.00 OZ                     160/1 OZ           LB
50100-30640                BEEF & BACON PATTIE 2.67 OZ              90/2.67 OZ         LB

                           TIER III - BULK PRODUCTS
                           -----------------------------
50100-33579                PREMIUM CHICKEN PATTIES                  60/4 OZ            LB
50100-40400                4/2.5 LB PREM CKN NUGGETS                4/2.50 BAG         LB
50100-40461                PREMIUM CKN STRIPS 1.00 OZ               1/10 LB            LB
50100-31877                VEAL PATTIES 2.67 OZ                     90/2.67 OZ         LB
50100-31878                VEAL PATTIES 3.00 OZ                     80/3 OZ            LB
50100-31880                VEAL PATTIES 4.00 OZ                     60/4 OZ            LB

                           SPECIALTY ITEMS
                           -----------------------------
50100-33746                .5Z SUPR MT PTY BALL 14% TV              320/.50 OZ         LB
50100-33726                *MT BALLS .5Z RETAIL                     2/5 LB             LB
50100-33733                MEATBALLS 1.0 OZ                         160/1 OZ           LB
50100-56131                2/5# ITALIAN MEATBALL                    2/5 LBS            LB
50100-35659                SALISBURY STEAK 75/3.2 OZ                75/3.20 LB         LB
50100-41115                BEEF PIZZA PATTIE 2.67 OZ                60/2.67 LB         LB
50100-33280                ARM CORN DOG 60/2.67 OZ                  60/2.67 OZ         LB
50100-31694                CORN DOGS - TRAY PACKED 1 L              12/1 CSE           LB
50100-40483                MINI TURKEY CORNDOGS W/INSR              1/10 LBS           LB
50100-21789                HOMESTYLE HAMBURGERS                     12/45 OZ           LB
50100-41340                *CKD MEATBALLS 6/5#                      6/5 LB             LB
50100-30672                2.0OZ SUPR BF PTY 14% TVP                164/2 OZ           LB

                                                              ARMOUR DRY SAUSAGE
--------------------------------------------------------------------------------

 UNIVERSAL
PRODUCT CODE                         PRODUCT                         SIZE           PRC BAS
------------               ----------------------------             ----------      -------
                           CONSUMER PACK DRY SAUSAGE
                           ----------------------------
50100-00685                PIZZA SLICED PEPPERONI 3OZ               16/3 OZ            CS
50100-30296                PILLOW PACK PEPPERONI 6 OZ               12/6 OZ            CS
50100-33327                PILLOW PACK PEPPERONI 8 OZ               12/8 OZ            CS
50100-30575                PILLOW PACK PEPPERONI 3 LB               4/3 PC             LB
50100-33328                MIDGET STICK PEPPERONI 5 OZ              16/5 OZ            CS
50100-30468                MIDGET STICK PEPPERONI 5 OZ              32/5 OZ            CS
50100-30321                ARMOUR PEPPERONI 12/12 OZ                12/12 OZ           CS

                           SALAMI - STICK
                           ----------------------------
50100-00629                1877 HARD SALAMI 18/1 3/ 4#              18/1.75 LB         CS
50100-37458                DELI 1877 HD SAL HF 4 PC                 4/3 LB             LB
50100-37452                1877 HARD SALAMI 2PC                     2/6 LBS            LB
50100-37451                DELI 1877 HD SAL 6PC                     6 PC BOX           LB
50100-30780                DELI SAL ITALN 8/2#                      8/2 LBS            CS
50100-30190                DELI LASTELLA HD SAL 2PC                 2/5.50 LB          LB
50100-32833                DELI LASUPREMA SAL 6PC                   6/5.50 PC          LB
50100-31854                DELI HD SAL FN GRD 6PC                   6/5.50 LB          LB
50100-41398                ARM NOVARA HARD SALAMI 2 PC              2/6 LB             LB
50100-30299                DELI NOVARA GENOA SAL                    2/6 LB             LB
50100-30303                DELI NOVARA GENOA SAL HF 4P              4/2.75 LB          LB
50100-30302                DELI NOVARA GENOA SAL 6PC                6/5.50 LB          LB

                           PEPPERONI - BULK SLICED, STIC
                           ----------------------------
50100-30557                CASERTA SLICED PEPPERONI                 3/3.40 LB          LB
50100-30558                ARMOUR STAR SLI PEP 16/18                1/10 LB            CS
50100-30310                DELI PEPPERONI BULK 10#                  1/10 LB            CS
50100-37591                SLICED PEPPERONI 14/16 CT                1/25 LB            LB
50100-37590                SLICED PEPPERONI 18 CT                   1/25 LB            CS
50100-30538                DELI SANDWICH PEPPERONI                  2/3.50 LB          LB

                                                         ARMOUR SEMI-DRY SAUSAGE
--------------------------------------------------------------------------------

  UNIVERSAL
PRODUCT CODE                          PRODUCT                            SIZE          PRC BAS
------------                -----------------------------            -----------       -------
                            BEEF SUMMER SAUSAGE
                            -----------------------------
50100-78000                 1877 BEEF SUMMER SGE 8OZ                 24/8 OZ             CS
50100-00662                 1877 BEEF SUMMER SGE 12OZ                16/12 OZ            CS
50100-78001                 ARM 1877 BIG BF SUM SGE 24O              12/24 OZ            CS
50100-64023                 1877 BEEF SUMMER SGE 2.25#               12/2.25 LBS         CS
50100-00663                 1877 BEEF SUMMER SGE 3.00#               6/3 LB              CS

                            MEAT SUMMER SAUSAGE
                            -----------------------------
50100-33376                 1877 MEAT SUMMER SGE 24/8 OZ             24/8 OZ             CS
50100-00673                 1877 MEAT SUMMER SGE 12 OZ               16/12 OZ            CS
50100-00671                 1877 MEAT SUMMER SGE 1.00#               12/1 LB             CS
50100-39195                 1877 MEAT SUMMER SGE 1.5#                12/1.50 LB          CS
50100-64024                 1877 MEAT SUMMER SGE 2.25#               12/2.25 LBS         CS
50100-39193                 1877 MEAT SUMMER SGE 2.15#               16/2.15 LB          CS
50100-00672                 1877 MEAT SUMMER SGE 3.00#               6/3 LB              CS
50100-37473                 ARMOUR THURINGER SSGE 20 OZ              12/20 OZ            CS

                            SUMMER SAUSAGE DISPLAYS
                            -----------------------------
50100-64019                 1877 MEAT SSGE DISPLAY 1.5#              20/1.50 LBS         CS
50100-64020                 1877 BEEF SSGE DISPLAY 1.5#              20/1.50 LBS         CS
50100-39189                 1877 MEAT SSGE DISPLAY 8 OZ              64/8 OZ             CS
50100-42200                 ARM 1877 BF SUM SGE DISP                 64/8 OZ             CS
50100-39191                 1877 BEEF SUMMER SGE 12OZ                42/12 OZ            CS
50100-39188                 1877 MEAT SSGE DISPLAY 12 OZ             42/12 OZ            CS

                            NAPC - SUBJ TO AVAILABILITY
                            -----------------------------
50100-37496                 NAPC MEAT SMR SGE 1.00#                  1/32 LB             LB
50100-37497                 NAPC BEEF SMR SGE 1.00#                  1/36 LB             LB
50100-37480                 NAPC MEAT SMR SGE 2.25#                  1/32 LB             LB
50100-37498                 NAPC BEEF SMR SGE 3.00#                  1/43 LB             LB
50100-37499                 NAPC MEAT SMR SGE 3.00#                  1/43 LB             LB

                  PRODUCT DESCRIPTION                                 SKU/UPC
                  -------------------                                 -------
Vienna Sausage
--------------
         Canned Vienna Sausage in                        925:  925-01; 931; 931-01; 7942;
            Barbecue Sauce                               936; 936-01; 937; 937-01; 939;
         Canned Vienna Sausage in                        939-01; 927; 8068; 7717; 7717-01
            Beef Stock                                   -03; 7718; 7718-01, -02, -04, -05;
         Canned Smoked Vienna Sausage in Beef Stock      7839; 7851; 7851-01; 7941
         Canned Chicken Vienna Sausage
            in Beef Stock

Canned Corn Beef                                         1165; 7755; 7755-02

Canned Roast Beef                                        1181; 7756; 7756-02

Sloppy Joe Sauce                                         724
----------------
         Canned Sloppy Joes in Barbecue
            Sauce with Ground Pork
         Canned Sloppy Joes in Barbecue
            Sauce with Ground Beef

Canned Chicken Flavored Bouillon                         979; 978; 7840
         Cubes
Canned Beef Flavor Bouillon Cubes

Canned BANNER Brand Sausage Meat                         954; 2049; 2007
Canned Brains in Milk Gravy
Canned Beef Tripe                                        3393

Potted Meat
-----------
         Canned Deviled Ham                              946; 950; 955; 7713; 7713-01, -04,
         Canned Deviled TREET Meat                       -05; 7772; 7772-01; 7850; 7850-01
                  Spread
         Canned Potted Meat Food
                  Product

Chili
-----
         Canned Chili                                    723; 724; 726; 1435
         Canned Chili with Beans                         1463; 1465; 1470; 1474;
         Canned Texas Brand Chili                        1488; 7911; 7912; 7780
         Canned Texas Brand Chili with Beans

Sliced Dried Beef
-----------------
      Canned Sliced Dried Beef                          1678; 1679; 1686; 1687
      Canned Sliced Dried Beef in a Pouch               8217-05

Hash                                                    1923; 1926; 1928;
----
      Canned Corned Beef Hash                           7777; 7777-01
      Canned Roast Beef Hash

Canned Beef Tamales with Sauce

TREET
-----
      Canned TREET (Pork and Beef                       1323; 1363; 1373; 1383;
         Product)                                       1385; 1405; 1539; 1596
             Canned Chopped Beef                        7724; 7782; 7782-01
             Canned Chopped Ham


Canned Beef Stew                                        3385; 3374; 3372; 7910
Canned Lunch Tongue

Pizza                                                   389; 407
-----
      Canned Pizza Topping
      Dry Pizza Mix

P.P. Chili/P.P. Stew
--------------------
      P.P. Chili/P.P. Stew Pallet                       8030
      Rev. Chili/Rev. Stew Pallet                       8031
      Rev. Chili Pallet                                 8036
      P.P. Chili/Rev. Stew Pallet                       8081
      P.P. Chili/P.P. Stew Pallet                       8082
      Rev. Stew Pallet                                  8083
      Rev. Chili/Rev. Hash/Rev. Stew                    8106
         Pallet

      P.P. Chili Pallet                                 8045
      P.P. Stew Pallet                                  8046
      Rev. Chili/Rev. Stew Pallet                       8121

ARMOUR Lite Products
--------------------
      ARMOUR Premium Lite Chili with
         Beans
      ARMOUR Premium Lite Corned
         Beef Hash
      ARMOUR Lite Vienna Sausage                        933
      ARMOUR Lite Chicken Vienna
         Sausage

Beef Stick (Big Ones)                                  646; 647

Hot Dog Chili                                          723

Meatless Sloppy Joe Sauce


TREET 50% Less Fat                                     1373

Turkey Loaf                                            1385

Vienna Sausage (Snack Kit)                             927, 8068
Western Style Chili (with Beans)                       726

Packaging:  Micro Cups (E.G. Beef
      Stew and Chili)

Institutional Products
----------------------
      Hearty Beef Stew
      Chili Con Carne with Beans
      Chili Con Carne No Beans
      Corned Beef Hash
      Chili Hot Dog Sauce with Meat
      Cubed Beef in Broth
      Sloppy Joe Barbecue Sauce with Beef

                                   SCHEDULE 17

RULE 13 of the AAA Commercial Rule of Arbitration as Amended and Effective on November 1, 1993

         If the parties have not appointed an arbitrator and have not provided any other method of appointment, the arbitrator shall be appointed in the following manner: immediately after the filing of the demand or submission, the AAA shall send simultaneously to each party to the dispute an identical list of names of persons chosen from the panel.

         Each party to the dispute shall have ten days from the transmittal date in which to strike names objected to, number the remaining names in order of preference, and return the list to the AAA. In a single-arbitrator case, each party may strike three names on a peremptory basis. In a multiarbitrator case, each party may strike five names on a peremptory basis. If a party does not return the list within the time specified, all persons named therein shall be deemed acceptable. From among the persons who have been approved on both lists, and in accordance with the designated order of mutual preference, the AAA shall invite the acceptance of an arbitrator to serve. If the parties fail to agree on any of the persons named, or if acceptable arbitrators are unable to act, or if for any other reason the appointment cannot be made from the submitted lists, the AAA shall have the power to make the appointment from among other members of the panel without the submission of additional lists.

                                  SCHEDULE C.2


Schedule of Armour dry sausage products sold as of the date of this Agreement. The parties understand and agree that the products scheduled herein are sold exclusively by ConAgra and that such products are not licensed to Dial, but that all other processed meat products which fit the definition of SHELF-STABLE PRODUCTS set forth in this License Agreement (for example meat sticks and jerky snacks) are licensed hereunder to Dial.